Supplement to the

Fidelity® New York Municipal Money Market Fund

and

Fidelity New York AMT Tax-Free Money Market Fund

Funds of New York Municipal Trust II

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2008

The following information supplements similar information found in the "Management Contracts" section beginning on page 49.

Sub-Adviser - FMR U.K. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR, and not the funds, pays the sub-adviser.

The following information replaces the similar information found in the "Fund Holdings Information" section beginning on page 57.

Each fund may from time to time make full holdings available more frequently, including daily, if such disclosure is determined by FMR to be in the interest of fund shareholders. A fund may also from time to time provide or make available to third parties upon request specific fund level performance attribution information and statistics, or holdings information with respect to a specific security or company. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

NYSB-08-02 September 26, 2008
1.475780.118

Supplement to the

Fidelity® New York AMT Tax-Free Money Market Fund

A Fund of Fidelity New York Municipal Trust II

Institutional Class and Service Class

STATEMENT OF ADDITIONAL INFORMATION

March 31, 2008

The following information supplements similar information found in the "Management Contract" section beginning on page 47.

Sub-Adviser - FMR U.K. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-adviser.

The following information replaces the similar information found in the "Fund Holdings Information" section beginning on page 54.

The fund may from time to time make full holdings available more frequently, including daily, if such disclosure is determined by FMR to be in the interest of fund shareholders. A fund may also from time to time provide or make available to third parties upon request specific fund level performance attribution information and statistics, or holdings information with respect to a specific security or company. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

NYO/NYASB-08-02 September 26, 2008
1.872062.101